Contents of Significant Accounts - Inventories, Net (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2023 TWD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 TWD ($)
Classes Of Inventories [Abstract]
Raw materials	$ 10,995,569		$ 6,335,428
Supplies and spare parts	6,443,172		7,161,216
Work in process	15,560,517		14,897,926
Finished goods	2,713,300		2,675,390
Total	$ 35,712,558	$ 1,166,315	$ 31,069,960